SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported)                 January 20, 2004


           MONMOUTH REAL ESTATE INVESTMENT CORPORATION
     (Exact name of registrant as specified in its charter)


         MARYLAND              0-4258            22-1897375
     (State or other
       jurisdiction          (Commission        (IRS Employer
    of incorporation)       File Number)     Identification No.)
  3499 Route 9N, Suite 3C, Freehold, NJ  07728
 (Address of principal executive offices)        (Zip Code)

Registrant's telephone number,
including area code                        (732) 577-9996

                         Not applicable
  (Former name or former address, if changed since last report)


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Item 5.  Other Events

On January 20, 2004, Monmouth Real Estate Investment Corporation issued a press release announcing the private placement of 500,000 shares its Common Stock with Teachers Insurance & Annuity Association-College Retirement Equities Fund in exchange for $4,050,000 in cash, as set forth in the attached press release. The statements made by the Company contained in the attached press release regarding the increased marketability of the Company's shares related to being included in the Morgan Stanley REIT index and the Company's larger size attracting additional institutional investor interest are forward-looking and based on current expectations. Words such as "anticipates", "expects", "intends", "plans", "believes", "seeks", "estimates" and similar expressions are intended to identify forward-looking statements. There forward looking statements are not guarantees of future performance and are subject to risks and uncertainties, including those contained in our Annual Report on Form 10-K.

Item 7.   Financial Statements and Exhibits.


  Exhibits.

  99.1    Press Release dated January 20, 2004.

                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



       MONMOUTH REAL ESTATE INVESTMENT CORPORATION




               /s/ Anna T. Chew
               ANNA T. CHEW
               Chief Financial Officer



     Date       January 20, 2004
















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